Certifications

I, Charles E. Porter, a principal financial officer of Putnam Research Fund, a series of Putnam Investment Funds, certify that:
1. I have reviewed this report on Form N-SAR of Putnam
Research Fund, a series of Putnam Investment Funds;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 27, 2002
/s/Charles E. Porter
Charles E. Porter
Treasurer and Executive Vice President


Certifications

I, Karnig H. Durgarian, principal executive officer of Putnam Research Fund, a series of Putnam Investment Funds, certify that:
1. I have reviewed this report on Form N-SAR of Putnam
Research Fund, a series of Putnam Investment Funds;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 27, 2002
/s/Karnig H. Durgarian
Karnig H. Durgarian
Principal executive officer



Certifications

I, Steven D. Krichmar, a principal financial officer of Putnam Research Fund, a series of Putnam Investment Funds, certify that:
1. I have reviewed this report on Form N-SAR of Putnam
Research Fund, a series of Putnam Investment Funds;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 27, 2002
/s/Steven D. Krichmar
Steven D. Krichmar
Principal financial officer



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to certain items correctly, the correct answers are as follows:



72DD1		Class A	38
           		Class B	0
            		Class C	0

72DD2		Class M	0
            		Class Y	27



73A1		Class A	0.0004
           		Class B	0
            		Class C	0

73A2		Class M	0
            		Class Y	0.01



74U1		Class A	81,826
           		Class B	60,069
            		Class C	8,397

74U2		Class M	3,825
            		Class Y	10,048



74V1		Class A	10.29
           		Class B	9.95
            		Class C	10.01

74V2		Class M	10.06
            		Class Y	10.33